UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     February 2, 2007
HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: EMPLOYMENT AGREEMENT WITH PETER J. QUANDT
EX-10.2: NONCOMPETITION AGREEMENT WITH PETER J. QUANDT
EX-10.3: EMPLOYMENT AGREEMENT WITH PAUL J. CRECCA
EX-10.4: NONCOMPETITION AGREEMENT WITH PAUL J. CRECCA

Explanatory Note
     On February 2, 2007, Haights Cross Communications, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) in which it disclosed that the Company had entered into new employment agreements and new noncompetition agreements with Peter J. Quandt and Paul J. Crecca under Item 1.01 — Entry into a Material Definitive Agreement. The Company is amending the original Form 8-K in order to make such disclosure under the correct Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with Peter J. Quandt
     On January 31, 2007, Haights Cross Communications, Inc. (the “Company”) entered into an agreement with Peter J. Quandt relating to Mr. Quandt’s continued role and employment as Chairman of the Board of Directors, Chief Executive Officer and President of the Company (the “Quandt Employment Agreement”). Under the Quandt Employment Agreement, Mr. Quandt is entitled to receive a base salary of $502,302 for the year 2007, increasing by 4% in each subsequent year of the term which shall continue until December 31, 2009. The term shall be extended automatically for periods of one year (the first possible extension date being January 1, 2010) unless either the Company or Mr. Quandt has given written notice to the other not later than six months prior to the expiration of the term. Mr. Quandt shall also receive a minimum annual bonus of not less than 55% of his annual base salary in effect in each year of the term. Mr. Quandt is also eligible to participate in all the compensation and benefit plans in which senior executives of the Company are generally eligible to participate. If Mr. Quandt is terminated for any reason other than cause (as defined in the Quandt Employment Agreement), death or permanent disability (as defined in the Quandt Employment Agreement) or if Mr. Quandt terminates his employment with the Company for good reason (as defined in the Quandt Employment Agreement), Mr. Quandt is entitled to receive a cash lump payment of his pro rata bonus to his termination date plus a lump sum severance payment equal to three (3) times (a) his annual base salary in effect at the time of termination plus (b) an amount equal to the higher of the most recent annual bonus paid to Mr. Quandt at the date of termination or the current year target bonus amount plus (c) an amount equal to the annual cost of medical benefits under a COBRA or similar plan. Mr. Quandt is also entitled to receive payment of his termination amount under his noncompetition agreement. In consideration for such payments upon termination, Mr. Quandt will sign a separation and release agreement releasing the Company from any and all claims, demands, actions, liabilities and other claims for relief and remuneration whatsoever. A copy of the Quandt Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Noncompetition Agreement with Peter J. Quandt
     On January 31, 2007, the Company entered into an additional agreement with Peter J. Quandt (the “Quandt Noncompetition Agreement”). Under the Quandt Noncompetition Agreement, Mr. Quandt may not (i) engage, participate, assist or invest in any competitive business (as defined in the Quandt Noncompetition Agreement), (ii) directly or indirectly employ, attempt to employ, recruit, other otherwise solicit, induce or influence any person to leave employment with the

Company or (iii) solicit or encourage any customer or supplier to terminate or otherwise modify adversely its business relationship with the Company during his employment with the Company and for a period of twenty (20) months thereafter. Under the Quandt Noncompetition Agreement, if Mr. Quandt is terminated without cause (as defined in the Quandt Employment Agreement) or Mr. Quandt terminates his employment with the Company for good reason (as defined in the Quandt Employment Agreement), Mr. Quandt is entitled to receive monthly payments equal to $62,500 during the twenty (20) month period following the termination. A copy of the Quandt Noncompetition Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.
Employment Agreement with Paul J. Crecca
     On January 31, 2007, the “Company entered into an agreement with Paul J. Crecca relating to Mr. Crecca’s continued role and employment as Executive Vice President and Chief Financial Officer of the Company (the “Crecca Employment Agreement”). Under the Crecca Employment Agreement, Mr. Crecca is entitled to receive a base salary of $360,000 for the year 2007, increasing by 4% in each subsequent year of the term which shall continue until December 31, 2008. The term shall be extended automatically for periods of one year (the first possible extension date being January 1, 2009) unless either the Company or Mr. Crecca has given written notice to the other not later than six months prior to the expiration of the term. Mr. Crecca shall also receive a minimum annual bonus of not less than 44% of his annual base salary in each year of the term. Mr. Crecca is also eligible to participate in all the compensation and benefit plans in which senior executives of the Company are generally eligible to participate. If Mr. Crecca is terminated for any reason other than cause (as defined in the Crecca Employment Agreement), death or permanent disability (as defined in the Crecca Employment Agreement) or Mr. Crecca terminates his employment with the Company for good reason (as defined in the Crecca Employment Agreement), Mr. Crecca is entitled to receive a cash lump payment of his pro rata bonus to his termination date plus a lump sum severance payment equal to two (2) times (a) his annual base salary in effect at the time of termination plus (b) an amount equal to the higher of the most recent annual bonus paid to Mr. Crecca at the date of termination or the current year target bonus amount plus (c) an amount equal to the annual cost of medical benefits under a COBRA or similar plan. Mr. Crecca is also entitled to receive payment of his termination amount under his noncompetition agreement. In consideration for such payments upon termination, Mr. Crecca will sign a separation and release agreement releasing the Company from any and all claims, demands, actions, liabilities and other claims for relief and remuneration whatsoever. A copy of the Crecca Employment Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference.
Noncompetition Agreement with Paul J. Crecca
     On January 31, 2007, the Company entered into an additional agreement with Paul J. Crecca (the “Crecca Noncompetition Agreement”). Under the Crecca Noncompetition Agreement, Mr. Crecca may not (i) engage, participate, assist or invest in any competitive business (as defined in the Crecca Noncompetition Agreement), (ii) directly or indirectly employ, attempt to employ, recruit, other otherwise solicit, induce or influence any person to leave employment with the Company or (iii) solicit or encourage any customer or supplier to terminate or otherwise modify adversely its business relationship with the Company during his employment with the Company and for a period of twelve (12) months thereafter. Under the Crecca Noncompetition Agreement, if Mr. Crecca is terminated without cause (as defined in the Crecca Employment Agreement) or

Mr. Crecca terminates his employment with the Company for good reason (as defined in the Crecca Employment Agreement), Mr. Crecca is entitled to receive monthly payments equal to $25,000 during the twelve (12) month period following the termination. A copy of the Crecca Noncompetition Agreement is filed herewith as Exhibit 10.4 and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated January 31, 2007, by and between the Company and Peter J. Quandt.

10.2	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Peter J. Quandt.

10.3	Employment Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca.

10.4	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: February 23, 2007	By:	/s/ Paul J. Crecca
		Name:	Paul J. Crecca
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated January 31, 2007, by and between the Company and Peter J. Quandt.

10.2	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Peter J. Quandt.

10.3	Employment Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca.

10.4	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca.